                             STAGECOACH FUNDS, INC.

                             ASSET ALLOCATION FUND
                        U.S. GOVERNMENT ALLOCATION FUND
                              CORPORATE STOCK FUND

                        SUPPLEMENT DATED JANUARY 2, 1996
                      TO THE PROSPECTUS DATED MAY 1, 1995,
                      AS PREVIOUSLY SUPPLEMENTED, AND THE
             STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1995

         Effective January 1, 1996, BZW Barclays Global Fund Advisors ("BGFA") replaced Wells Fargo Nikko Investment Advisors ("WFNIA") as sub-investment adviser to the Asset Allocation, U.S. Government Allocation and Corporate Stock Funds (the "Funds") of Stagecoach Funds, Inc. BGFA was created by the reorganization of WFNIA with and into an affiliate of Wells Fargo Institutional Trust Company, N.A. ("WFITC"). Pursuant to a Sub-Advisory Contract with each Fund and subject to the overall supervision of Wells Fargo Bank, the investment adviser to each Fund, BGFA is responsible for the day-to-day portfolio management of each Fund. BGFA will continue to employ substantially the same personnel and will continue to use the computer-based investment model developed and previously used by WFNIA to determine the recommended mix of assets in each Fund's portfolio. BGFA is entitled to receive from Wells Fargo Bank as compensation for its sub-advisory services monthly fees at the annual rate of 0.20%, 0.15% and 0.08% of the average daily net assets of the Asset Allocation, U.S. Government Allocation and Corporate Stock Funds, respectively. BGFA is also entitled to receive from Wells Fargo Bank annual fees of $40,000 for its services to the U.S. Government Allocation Fund and $40,000 for its services to the Corporate Stock Fund. BGFA is an indirect subsidiary of Barclays Bank PLC and is located at 45 Fremont

Street, San Francisco, CA 94105. As of January 1, 1996, BGFA and its affiliates provide investment advisory services for more than $220 billion of assets under management. As of January 1, 1996, Wells Fargo Bank provides investment advisory services for approximately $33 billion of assets.

         Effective January 1, 1996, WFITC, due to a change in control of its outstanding voting securities, became a wholly owned subsidiary of BZW Barclays Global Investors Holdings Inc. (formerly, The Nikko Building U.S.A., Inc.) and was renamed BZW Barclays Global Investors, N.A. ("BGI"). BGI currently acts as custodian to each Fund. BGFA is a subsidiary of BGI. BGI will not be entitled to receive compensation for its custodial services to the Funds so long as BGFA is entitled to receive fees for providing investment advisory services to such Funds. The principal business address of BGI is 45 Fremont Street, San Francisco, California 94105.

         Each Fund's Prospectus and Statement of Additional Information are hereby amended accordingly.

                             STAGECOACH FUNDS, INC.
                           Telephone: 1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 1, 1995

                                GINNIE MAE FUND
                        U.S. GOVERNMENT ALLOCATION FUND
                         VARIABLE RATE GOVERNMENT FUND
                             GROWTH AND INCOME FUND
                              CORPORATE STOCK FUND
                             ASSET ALLOCATION FUND

                           -----------------------

             Stagecoach Funds, Inc. is a professionally managed, open-end, series investment company, commonly referred to as a "mutual fund." This Statement of Additional Information ("SAI") contains information about six of the funds in the Stagecoach Family of Funds -- the GINNIE MAE FUND, the U.S. GOVERNMENT ALLOCATION FUND, the VARIABLE RATE GOVERNMENT FUND, the GROWTH AND INCOME FUND, the CORPORATE STOCK FUND and the ASSET ALLOCATION FUND (each, a "Fund" and collectively, the "Funds"). Each of the Funds, other than the Corporate Stock Fund and the Variable Rate Government Fund, offers two classes (each a "Class") of shares -- Class A Shares and Class B Shares. The shares currently designated Class A Shares were previously the only shares offered and were not designated as a Class. This SAI relates to the shares offered by the Corporate Stock Fund and the Variable Rate Government Fund and to both Classes of shares offered by the other Funds. The investment objective of each Fund is described in its Prospectus under the section entitled See "How the Funds Work -- Investment Objectives and Policies."

             This SAI is not a prospectus and should be read in conjunction with the Prospectus dated May 1, 1995, for each of the Funds. All terms used in this SAI that are defined in each Fund's Prospectus will have the meaning assigned in such Prospectus. A copy of the Prospectus for each Fund may be obtained without charge by writing Stephens Inc., the Company's sponsor, administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201 or calling the Transfer Agent at the telephone number indicated above.

                           -----------------------

                               TABLE OF CONTENTS

                      Statement of Additional Information

Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3
Additional Permitted Investment
  Activities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5
Management  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     10
Distribution Plans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     15
Calculation of Yield and
  Total Return  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     17
Determination of Net Asset Value  . . . . . . . . . . . . . . . . . . . . . . . .     23
Portfolio Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     24
Federal Income Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     26
Fund Expenses........................ . . . . . . . . . . . . . . . . . . . . . .     30
Capital Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     30
Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     33
Custodians and Transfer and
  Dividend Disbursing Agent . . . . . . . . . . . . . . . . . . . . . . . . . . .     34
Independent Auditors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     34
Financial Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     34
SAI Appendix  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    A-1
Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    F-1


                            INVESTMENT RESTRICTIONS


             The Funds are subject to the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority of the Funds' outstanding voting securities, as described under "Capital Stock":

             None of the Funds may:

             (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of any Fund's investments in that industry would be 25% or more of the current value of such Fund's total assets, provided that there is no limitation with respect to investments in (i) obligations of the United States Government, its agencies or instrumentalities,
(ii) in the case of the Corporate Stock Fund and the Asset Allocation Fund, any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period, and (iii) in the case of the Asset Allocation Fund, money market instruments invested in the banking industry (but the Fund will not do so unless the SEC staff confirms that it does not object to the Fund reserving freedom of action to concentrate investments in the banking industry);

             (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

             (3) purchase commodities or commodity contracts (including futures contracts), except that a Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts, and except that the U.S. Government Allocation Fund may enter into futures and options contracts only for hedging purposes (although it has no present intention of doing so);

             (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

             (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities;

             (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

             (7) make investments for the purpose of exercising control or management;

             (8) issue senior securities, except that each of the Variable Rate Government Fund and the Growth and Income Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of each such Fund's net assets (but investments may not be purchased by such Funds while any such outstanding borrowings exceed 5% of the respective Fund's net assets), and except that each of the Ginnie Mae Fund, the U.S. Government Allocation Fund, the Corporate Stock Fund and the Asset Allocation Fund may each borrow up to 20% of the current value of each such Fund's net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of each such Fund's net assets (but investments may not be purchased by such Funds while any such outstanding borrowings exceed 5% of the respective Fund's net assets);

             (9) write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the U.S. Government Allocation Fund may enter into futures and options contracts only for hedging purposes (although it has no present intention of doing so), and except that the Variable Rate Government Fund, the Growth and Income Fund and the Asset Allocation Fund may purchase securities with put rights in order to maintain liquidity, and except that the Growth and Income Fund and the Variable Rate Government Fund may each invest up to 5% of its net assets in warrants in accordance with its investment policies as stated below; or

             (10) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer.

             All of the Funds may make loans in accordance with their investment policies.

             The Funds are subject to the following non-fundamental policies which may be changed by a majority vote of the Board of Directors without shareholder approval:

             None of the Funds may:

             (1) purchase or retain securities of any issuer if the officers or Directors of the Company or its Investment Adviser owning beneficially more than one-half of one percent (0.50%) of the securities of the issuer together owned beneficially more than 5% of such securities;

             (2) purchase securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets;

             (3) purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities of issuers which are not readily marketable if by reason thereof the value of such Fund's aggregate investment in such Classes of securities will exceed 5% of its total assets; or

             (4) invest more than 10% of the current value of its net assets in repurchase agreements maturing in more than seven days or other illiquid securities (including restricted securities).

             In addition, the Funds may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies and the Investment Adviser will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition.


                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

             Asset Allocation Model. A key component of the Asset Allocation Model is a set of assumptions concerning expected risk and return and investor attitudes toward risk which are incorporated into the asset allocation decision. The principal inputs of financial data to the Asset Allocation Model currently are (i) consensus estimates of the earnings, dividends and payout ratios on a broad cross-section of common stocks as reported by independent financial reporting services which survey a broad cross-section of Wall Street analysts, (ii) the estimated current yield to maturity on new long-term corporate bonds rated "AA" by S&P, (iii) the present yield on money market instruments, (iv) the historical statistical standard deviation in investment return for each Class of asset, and (v) the historical statistical correlation of investment returns among the various asset Classes in which the Asset Allocation Fund invests. Using these data, the Asset Allocation Model is run daily to determine the recommended asset allocation. The model's recommendations are presently made in 10% increments.

             Unrated Investments. The Funds may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by such Fund. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the SAI Appendix.

             Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of such Fund may be used for letter of credit-backed investments.

             Pass-Through Obligations. Certain of the debt obligations in which the Ginnie Mae Fund and the Variable Rate Government Fund may invest may be pass-through obligations that represent an ownership interest in a pool of mortgages and the resultant cash flow from those mortgages. Payments by homeowners on the loans in the pool flow through to certificate holders in amounts sufficient to repay principal and to pay interest at the pass-through rate. The stated maturities of pass-through obligations may be shortened by unscheduled prepayments of principal on the underlying mortgages. Therefore, it is not possible to predict accurately the average maturity of a particular pass-through obligation. Variations in the maturities of pass-through obligations will affect the yield of these Funds. Furthermore, as with any debt obligation, fluctuations in interest rates will inversely affect the market value of pass-through obligations. The Funds may invest in pass-through obligations that are supported by the full faith and credit of the U.S. Government (such as those issued by the Government National Mortgage Association) or those that are guaranteed by an agency or instrumentality of the U.S. Government or government-sponsored enterprise (such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation) or bonds collateralized by any of the foregoing.

             When-Issued Securities. Certain of the securities in which the U.S. Government Allocation Fund, the Ginnie Mae Fund, the Growth and Income Fund, the Variable Rate Government Fund and the Asset Allocation Fund may invest will be purchased on a when-issued basis, in which case delivery and payment normally take place within 45 days (120 days with respect to the Ginnie Mae Fund and the Growth and Income Fund) after the date of the commitment to purchase. These Funds only will make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable.
When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance. The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Growth and Income Fund currently does not intend to invest more than 5% of its assets in when-issued securities during the coming year.

             Each Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

             Loans of Portfolio Securities. All of the Funds may lend securities from their portfolios to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government securities or other high-quality debt obligations equal to at least 100% of the current market value of the securities loan (including accrued interest thereon) plus the interest payable to such Fund with respect to the loan is maintained with the Fund. In determining whether to lend a security to a particular broker, dealer or financial institution, the Fund's Investment Adviser will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer, or financial institution. Any loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that a Fund may receive as collateral will not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. None of the Funds will lend securities having a value that exceeds 33 1/3% of the current value of its total assets. Loans of securities by any of the Funds will be subject to termination at the Fund's or the borrower's option. The Funds may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker.
Borrowers and placing brokers may not be affiliated, directly or indirectly, with Stagecoach, its Investment Adviser, or its Distributor. The Ginnie Mae Fund currently intends to limit the practice of lending portfolio securities to no more than 5% of its net assets during the coming year.

             Foreign Obligations. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards or governmental supervision comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, interest may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. Neither the Ginnie Mae Fund nor the Variable Rate Government Fund intends to invest in foreign obligations during the coming year. The Growth and Income Fund currently does not intend to invest more than 10% of its assets in foreign obligations. None of the Funds may invest 25% or more of its assets in foreign obligations.

             Convertible Securities (Lower Rated Securities)
Subject to the limitations described in its Prospectus, the Growth and Income Fund may invest in convertible securities that are not rated in one of the four highest rating categories by a NRSRO. The yields on such lower rated securities, which include securities also known as junk bonds, generally are higher than the yields available on higher-rated securities. However, investments in lower rated securities and comparable unrated securities generally involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Lower rated securities and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held in the Fund's portfolio, with a commensurate effect on the value of the Fund's shares. Therefore, an investment in the Fund should not be considered as a complete investment program and may not be appropriate for all investors.

             While the market values of lower rated securities and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower rated securities and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of lower rated securities and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower rated securities and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for lower rated securities and comparable unrated securities may diminish the Fund's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

             Certain lower rated debt securities and comparable unrated securities frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Fund.

             The market for certain lower rated securities and comparable unrated securities is relatively new and has not weathered a major economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

             Privately Issued Securities (Rule 144A). The Growth and Income Fund may invest in privately issued securities which may be resold only in accordance with Rule 144A under the

Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities and will not be publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. The Company's investment adviser, pursuant to guidelines established by the Board of Directors of the Company will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by the Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer). The Growth and Income Fund does not intend to invest more than 5% of its net assets in Rule 144A Securities during the coming year.

             The Funds so indicated below may engage in the following investment activities although none has a present intention to do so:

             Investment in Warrants. The Growth and Income Fund may invest no more than 5% of its net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), and not more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Growth and Income Fund and the Variable Rate Government Fund each may only purchase warrants on securities in which the Fund may invest directly.


                                   MANAGEMENT

             Directors and Officers. The principal occupations during the past five years of the Directors and executive officers of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.


JACK S. EUPHRAT, Director. - 415 Walsh Road, Atherton, California  94027.
     Private Investor.

*R. GREG FELTUS, Director, Chairman and President.  Senior Vice President of
     Stephens Inc.; Manager of Financial Services Group; President of Stephens Insurance Services Inc.; Senior Vice President of Stephens Sports Management Inc.; and President of Investors Brokerage Insurance Inc.

THOMAS S. GOHO, Director.  321 Beechcliff Court, Winston-Salem, North Carolina
     27104. Associate Professor of Finance of the School of Business and Accounting at Wake Forest University since 1983. Financial Planner and President of Piedmont Financial Planning since 1983.

*ZOE ANN HINES, Director. Senior Vice President of Stephens Inc. and Director of Brokerage Accounting; and Secretary of Stephens Resource Management.

*W. RODNEY HUGHES, Director.  31 Dellwood Court, San Rafael, California  94901.
     Private Investor.

ROBERT M. JOSES, Director.  47 Dowitcher Way, San Rafael, California  94901.
     Private Investor.

*J. TUCKER MORSE, Director.  10 Legrae Street, Charleston, South Carolina
     29401. Principal occupation is real estate development. Chairman of Renaissance Properties Ltd.; President of Morse Investment Corporation; and Co-Managing Partner of Main Street Ventures.

RICHARD H. BLANK, JR., Chief Operating Officer, Secretary and Treasurer.
     Associate of Financial Services Group of Stephens Inc.; Director of Stephens Sports Management Inc.; and Director of Capo Inc.

LARRY W. BOWDEN, Vice President.  Vice President of Stephens Inc. and Assistant
     Manager of Financial Services Group; Senior Vice President of Stephens Insurance Services Inc.

ELLEN M. GRAY, Vice President.  Senior Vice President of Stephens Inc. and
     Director of Investors Brokerage Insurance Inc. Prior thereto, Senior Vice President of Eppler, Guerin & Turner, Inc.

E. CURTIS JEFFRIES, Vice President - Marketing. Associate of Financial Services Group of Stephens Inc. Prior thereto, Account Supervisor of Brooks-Pollard Co.

JANE G. JOHNSON, Vice President.  Associate of Financial Services Group of
     Stephens Inc.

MICHAEL W. NOLTE, Assistant Secretary. Associate of Financial Services Group of Stephens Inc.

ANN BONSTEEL, Assistant Secretary.  Associate of Financial Services Group of
     Stephens Inc.

                               COMPENSATION TABLE

                                                                    Total Compensation
                              Aggregate Compensation                 from Registrant
Name and Position                 from Registrant                    and Fund Complex
-----------------             ----------------------                ------------------
Jack S. Euphrat                         $8,500                                $34,188
      Director


*R. Greg Feltus                          0                                       0
      Director

Thomas S. Goho                           8,500                                 34,188
      Director

*Zoe Ann Hines                           0                                       0
      Director

*W. Rodney Hughes                        8,500                                 32,188
      Director

Robert M. Joses                          8,500                                 34,188
      Director

*J. Tucker Morse                         8,500                                 32,188
      Director

             Directors of the Company are compensated by the Company for their services as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. Each of the Directors and Officers, except for Mr. Jeffries, of the Company serves in the identical capacity as officers and Directors of Overland Express Funds, Inc. and Stagecoach Inc., and as Trustees and/or Officers of Stagecoach Trust, Master Investment Portfolio, Life & Annuity Trust, Master Investment Trust and Managed Series Investment Trust, each of which are registered open-end management investment companies and each of which is considered to be in the same "fund complex", as such term is defined in Form N-1A under the 1940 Act, as the Company. The Directors are compensated by other Companies and Trusts within the fund complex for their services as Directors/Trustees to such Companies and Trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of the fund complex.

             As of the date of this SAI, Directors and officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

             Investment Adviser. Each of the Funds is advised by Wells Fargo Bank pursuant to an Advisory Contract. In addition, Wells Fargo Nikko Investment Advisors ("WFNIA") serves as sub-adviser to the U.S. Government Allocation Fund, the Corporate Stock Fund and the Asset Allocation Fund. The Advisory Contracts provide that Wells Fargo Bank shall furnish to the Funds investment guidance and policy direction in connection with the daily portfolio management of each Fund. Pursuant to the Advisory Contracts, Wells Fargo Bank furnishes to the Board of Directors periodic reports on the investment strategy and performance of each Fund.

             As of December 31, 1994, mutual funds advised by Wells Fargo had in excess of $10 billion in total assets.

             Wells Fargo Bank has agreed to provide to the Funds, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and, in the case of the Ginnie Mae Fund, the U.S. Government Allocation Fund, the Variable Rate Government Fund and the Asset Allocation Fund, average maturities of the portfolios of each of those Funds.

             Each Advisory Contract will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. Each Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

             WFNIA has entered into an agreement with Wells Fargo Bank and the Company pursuant to which Wells Fargo Bank has employed WFNIA to provide certain advisory services in connection with the investment of the assets of the U.S. Government Allocation Fund, the Corporate Stock Fund and the Asset Allocation Fund. Subject to the direction of the Company's Board of Directors and the overall supervision and control of Wells Fargo Bank and the Company, WFNIA is responsible for investing and reinvesting these Funds' assets. In this regard, WFNIA is responsible for implementing and monitoring the performance of the investment model employed with respect to the Funds, in accordance with the investment objective, policies and restrictions set forth in each Fund's Prospectus, and shall furnish to Wells Fargo Bank periodic reports on the investment activity and performance of the Funds, and such additional reports and information as Wells Fargo Bank and the Company's Board of Directors and officers shall reasonably request.

             For the years ended December 31, 1992, 1993 and 1994, the Funds paid to Wells Fargo Bank the fees indicated below and Wells Fargo Bank waived the indicated amounts:

                                       1992                                1993                        1994
                                       ----                                ----                        ----
                           Fees              Fees               Fees              Fees           Fees         Fees
     Fund                  Paid              Waived             Paid              Waived         Paid         Waived
Asset Allocation           $1,995,133           -0-             $3,136,581           -0-        $3,907,880        -0-
Corporate Stock            $1,086,748           -0-             $1,248,207           -0-        $1,259,739        -0-
Ginnie Mae                 $  219,870       $223,765            $  888,174       $437,110       $1,185,036        -0-
Growth and Income          $   42,947       $ 79,904            $  443,874           -0-        $  587,977        -0-
U.S. Government
  Allocation               $  348,860           -0-             $1,090,400           -0-        $1,034,079        -0-
Variable Rate
  Government               $   72,266           -0-             $  139,685       $ 12,647       $   90,234      $40,617


             For the years ended December 31, 1992, 1993 and 1994, Wells Fargo paid to WFNIA the fees indicated below:

                                                         1992                  1993                 1994
     Fund                                              Fees Paid             Fees Paid            Fees Paid
Asset Allocation                                       $  872,184            $1,586,982          $2,106,980
Corporate Stock                                        $  213,779            $  239,319          $  241,489
U.S. Government Allocation                             $  144,545            $  366,951          $  353,761


             Morrison & Foerster, special counsel to Wells Fargo Bank and counsel to the Company, has advised Wells Fargo Bank and the Company that Wells Fargo Bank should be able to perform the services contemplated by the Advisory Contract, the Shareholder Servicing Agreement, the Selling Agent Agreement, the Agency Agreement, the Custodian Agreement and the Prospectus, without violation of the Glass-Steagall Act. Such counsel have pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in federal or state statutes and regulations and judicial or administrative decisions or interpretations thereof, could prevent Wells Fargo Bank from continuing to perform, in whole or in part, such services. If Wells Fargo Bank were prohibited from performing any of such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

             Administrator and Distributor. The Company has retained Stephens as administrator and distributor on behalf of each of its Funds. Each Administration Agreement between Stephens and a Fund states that Stephens shall provide as administrative services, among other things: (i) general supervision of the operation of the Fund, including coordination of the services performed by the Fund's investment adviser, transfer and dividend disbursing agent, custodian, shareholder servicing agent(s), independent public accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Stephens also furnishes office space and certain facilities required for conducting the business of the Fund together with those ordinary clerical and bookkeeping services that are not being furnished by Wells Fargo Bank. Stephens also pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens.

             For the fiscal years ended December 31, 1992, 1993 and 1994, the Funds paid administrative fees to Stephens as follows:

                                                          1992                   1993              1994
                                                          ----                   ----              ----
Asset Allocation Fund                                  $130,885               $238,347           $ 315,787
Corporate Stock Fund                                   $ 65,205               $ 74,804           $  75,748
Ginnie Mae Fund                                        $ 27,924               $ 81,058           $  71,842
Growth and Income Fund                                 $  7,675               $ 26,644           $  35,279
U.S. Government Allocation Fund                        $ 20,931               $ 65,395           $  62,168
Variable Rate Government Fund                          $  4,489               $  9,259           $   7,851

             For the fiscal years ended December 31, 1992, 1993 and 1994 the Funds' distributor retained $2,365,423, $26,215,173 and $5,415,227, respectively in underwriting commissions (front-end sales loads and CDSCs, if any) in connection with the purchase or redemption of Fund shares. For the fiscal years ended December 31, 1992, 1993 and 1994, Wells Fargo Securities Inc., an affiliated broker-dealer of the Company, and its registered representatives received $0, $378,895 and $904,274, respectively, in underwriting commissions in connection with the purchase or redemption of Fund shares.

             The Advisory Contract and Administration Agreement for each Fund provide that if, in any fiscal year, the total expenses of the Fund incurred by, or allocated to, the Fund (excluding taxes, interest, brokerage commissions and other portfolio transaction expenses, expenditures that are capitalized in accordance with generally accepted accounting principles, extraordinary expenses and amounts accrued or paid under the Plan but including the fees provided for in the Advisory Contract and the Administration Agreement) exceed the most restrictive expense limitation applicable to the Fund imposed by the securities laws or regulations of the states in which the Fund's shares are registered for sale, Wells Fargo Bank and Stephens shall waive their fees proportionately under the Advisory Contract and the Administration Agreement, respectively, for each Fund for the fiscal year to the extent of the excess or reimburse the excess, but only to the extent of their respective fees. The Advisory Contract and the Administration Agreement for each Fund further provide that the respective Fund's total expenses shall be reviewed monthly so that, to the extent the annualized expenses for such month exceed the most restrictive applicable annual expense limitation, the monthly fees under the contract and the agreement shall be reduced as necessary. The most stringent applicable restriction limits these expenses for any fiscal year to 2.50% of the first $30 million of the Fund's average net assets, 2.00% of the next $70 million of average net assets, and 1.50% of the average net assets in excess of $100 million.


                               DISTRIBUTION PLANS

             As indicated in each Fund's respective Prospectus, each of the Funds has adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule"). The Plans for the Corporate Stock Fund, the Variable Rate Government Fund and the shares now designated the Class A Shares of each other Fund were adopted by the Company's Board of Directors on October 22, 1991, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the respective Fund and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Qualified Directors"), and were approved by the initial shareholder of each Fund on December 31, 1991. The Plans for the Class B shares of each Fund having such shares were adopted by the Company's Board of Directors, including a majority of the Qualified Directors, on July 27, 1994.

             The Plans in effect for the Corporate Stock Fund, the Variable Rate Government Fund and the Class A Shares of each other Fund allow such Funds to defray all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and those materials to prospective shareholders of each such Fund by paying on an annual basis up to 0.05% of the respective Fund's average daily net assets or average daily net assets attributable to Class A Shares of such Fund, as the case may be. The plans for the Corporate Stock Fund, the Variable Rate Government Fund and Class A Shares of the other funds provide only for the reimbursement of actual expenses. The plans for the Class B Shares allow each Fund with such shares to defray all or part of the cost of printing prospectuses and other promotional materials and of delivering materials to prospective shareholders by paying on an annual basis up to 0.70% of the average daily net assets attributable to the Class B Shares of each respective Fund. In addition, each Plan contemplates that to the extent any fees payable pursuant to a Shareholder Servicing Agreement are deemed to be for distribution-related services, rather than shareholder services, such payments are approved and payable pursuant to such Plan.

             Each Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Qualified Directors. Any agreements related to the Plans ("Agreements") also must be approved by majority vote of the Directors and the Qualified Directors. Such Agreements will terminate automatically if assigned. The Corporate Stock Fund and the Variable Rate Government Fund may terminate such Agreements at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of such Fund. Each of the Funds with Class A and Class B shares may terminate such Agreements at any time, without payment of any penalty, by a vote of a majority of outstanding voting securities of the Class of shares affected by such Agreement. The amounts payable under each Plan may not be increased materially without, in the case of the Corporate Stock Fund and the Variable Rate Government Fund, the approval of a majority of the voting securities of such Fund, or, in the case of the other funds, without the approval of a majority of the voting securities of each Class of Funds effected by such Agreements. Material amendments to a Plan may not be made except by affirmative vote of a majority of both the Directors of the Company and the Qualified Directors.

             Each Plan requires that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested directors.

             For the year ended December 31, 1994, the Funds' distributor received the following amounts of 12b-1 fees for the specified purposes set forth below under each Fund's Plan.

                                                                                             Marketing
                                                              Prospectus                     Brochures
                                                              ----------                     ---------
Asset Allocation Fund                                            $70,492                      $107,557
Corporate Stock Fund                                              50,573                        30,396
Ginnie Mae Fund                                                   55,942                        25,303
Growth and Income Fund                                            23,809                        10,114
U.S. Government Allocation Fund                                   60,401                        21,640
Variable Rate Government Fund                                     55,824                        52,202

             For the year ended December 31, 1994, WFSI and its registered representatives received no compensation under each Fund's Plan.


                     CALCULATION OF YIELD AND TOTAL RETURN

             As described in the Prospectuses for each Fund, the IRA Funds of the Trust were reorganized into the corresponding Funds of the Company on January 2, 1992. Therefore, the performance information for the Funds is based on that of the IRA Funds for the periods prior to January 2, 1992, and reference should be made to the footnotes to the condensed financial information in the "Financial Highlights" section of each Prospectus regarding differences in investment objectives, policies and/or restrictions between certain of the Funds and the IRA Funds, which may affect the relevance of the performance information provided below.

             The Corporate Stock Fund and the Variable Rate Government Fund may advertise certain total return information computed in the manner described in each Fund's Prospectus. As and to the extent required by the SEC, an average annual compound rate of return ("T") will be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment in shares of the Fund ("P") over a period of years ("n") according to the following formula: P(1+T)n = ERV. In addition, the Corporate Stock Fund and the Variable Rate Government Fund, at times, may calculate total return based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

             Each of the Funds with Class A and Class B shares may advertise certain total return information computed in the manner described in such Fund's Prospectus. As and to the extent required by the SEC, an average annual compound rate of return ("T") will be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment in a Class of shares ("P") over a period of years ("n") according to the following formula: P(1+T)n = ERV. In addition, the Funds that assess a sales charge, at times, also may calculate total return based on net asset value per share of each Class (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

             The average annual total return for the period since inception for the predecessor fund (November 13, 1986) to December 31, 1994 for the Asset Allocation Fund, assuming a 4.50% sales load, was 9.00%. The average annual total return for the same period, assuming no sales load, was 9.62%. The average annual total return for the five-year period ended December 31, 1994, assuming a 4.50% sales load, was 8.47%. The average annual total return for the same period, assuming no sales load, was 9.47%. The average annual total return for the one year ended December 31, 1994, assuming a 4.50% sales load, was -7.22%. The average annual total return for the same period, assuming no sales load, was -2.82%.


             The average annual total return for the period since inception (January 3, 1991) to December 31, 1994 for the Ginnie Mae Fund, assuming a 4.50% sales load, was 4.86%. The average annual total return for the same period, assuming no sales load, was 6.07%. The average annual total return for the year ended December 31, 1994, assuming a 4.50% sales load, was -7.56%. The average annual total return for the same period, assuming no sales load, was -3.23%.


             The average annual total return for the period since inception for the predecessor fund (March 31, 1987) to December 31, 1994 for the U.S. Government Allocation Fund, assuming a 4.50% sales load, was 7.07%. The average annual total return for the same period, assuming no sales load, was 7.70%. The average annual total return for the five-year period ended December 31, 1994, assuming a 4.50% sales load, was 6.46%. The average annual total return for the same period, assuming no sales load, was 7.45%. The average annual total return for the year ended December 31, 1994, assuming a 4.50% sales load, was -11.17%. The average annual total return for the period, assuming no sales load, was - 6.99%.

             The average annual total return for the period since inception (August 2, 1990) to December 31, 1994, for the Growth and Income Fund, assuming a 4.50% sales load, was 9.69%. The average annual total return for the period, assuming no sales load, was 10.83%. The average annual total return for the year ended December 31, 1994, assuming a 4.50% sales load, was -4.81%. The average annual total return for the period, assuming no sales load, was -0.29%.

             The average annual total return for the period since inception (January 3, 1991) to December 31, 1994, for the Variable Rate Government Fund, assuming a 3.00% sales load, was 2.54%. The average annual total return for the period, assuming no sales load, was 3.33%. The average annual total return for the year ended December 31, 1994, assuming a 3.00% sales load, was -6.32%. The average annual total return for the period, assuming no sales load, was - 3.43%.

             The average annual total return assuming a purchase at net asset value, for the period since inception for the predecessor fund (January 25, 1984) to December 31, 1994, for the Corporate Stock Fund, was 12.28%. Similarly, such total returns for the five-year and one-year periods ended December 31, 1994, were 7.59% and 0.42%, respectively.

             As indicated in their respective Prospectuses, the Ginnie Mae Fund, the U.S. Government Allocation Fund and the Variable Rate Government Fund may advertise certain yield information on their shares. As and to the extent required by the SEC, yield on each Class of shares, or in the case of the Variable Rate Government Fund, yield on the single class of shares, will be calculated based on a 30-day (or one month) period, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula: YIELD = 2[((a-b/cd)+1)6-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. The net investment income of a Fund includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in a Fund's net investment income. For purposes of sales literature, yield also may be calculated on the basis of the net asset value per share rather than the public offering price, provided that the yield data derived pursuant to the calculation described above also are presented.

             The yields for the 30-day period ended December 31, 1994, assuming a maximum sales charge of 4.50%, on the Class A Shares of the Ginnie Mae Fund and shares of the U.S. Government Allocation Fund were 6.38% and 6.56%, respectively. The 30-day yields for the same period, assuming no sales charge, were 6.68% and 6.87%, respectively. The yields for the 30-day period ended December 31, 1994, assuming a maximum sales charge of 3.00%, on the shares of the Variable Rate Government Fund was 5.34%, and 5.51% for the same period, assuming no sales charge.

             The yield on each Class of the Ginnie Mae Fund and the U.S. Government Allocation Fund and the shares of the Variable Rate Government Fund will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yields since it is based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund.

             In addition, investors should recognize that changes in the net asset values of shares of each Class of the Ginnie Mae Fund and the U.S. Government Allocation Fund and the shares of the Variable Rate Government Fund will affect the yield of each such Class or Fund, as the case may be, for any specified period, and such changes should be considered together with the yield of each Class or Fund in ascertaining the total return for the period to shareholders of each Fund. Yield information for each Fund or each Class of shares of the Funds, as the case may be, may be useful in reviewing the performance of such Funds and for providing a basis for comparison with investment alternatives. The yield of each Fund or each Class of a Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

             From time to time and only to the extent the comparison is appropriate for a Fund or Class of shares of a Fund, the Company may quote the performance or price-earning ratio of a Fund or Class of shares in advertising and other types of literature as compared to the performance of the Lehman Brothers Municipal Bond Index, the 1-Year Treasury Bill Rate, the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of a Fund or Class of shares, as appropriate, also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The performance of a Fund or Class of shares, as appropriate, will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains, distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the past performance of a Fund or Class of shares with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

             In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

             The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund or a Class of shares, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund or Class of shares (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

             In addition, performance information for a Class of shares of the U.S. Government Allocation Fund, the Asset Allocation Fund and the shares of the Corporate Stock Fund may be compared, in reports and promotional literature, to the S&P 500 Index, the Wilshire 5000 Equity Index, the Lehman Brothers 20+ Treasury Index, Donoghue's Money Fund Averages, the Lehman Brothers 5-7 Year Treasury Index, or other appropriate managed or unmanaged indices of the performance of various types of investments, so that investors may compare results of a Fund or Class of shares with those of indices widely regarded by investors as representative of the security markets in general. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses. Managed indices generally do reflect such deductions.

             From time to time, the Company also may include in advertisements or other marketing materials a discussion of certain of the objectives of the investment strategy of the U.S. Government Allocation Fund and the Asset Allocation Fund and a comparison of this strategy with other investment strategies. In particular, the responsiveness of these Funds to changing market conditions may be discussed. For example, the Company may describe the benefits derived by having Wells Fargo Bank, as investment adviser, monitor and reallocate investments among the asset categories described in each Fund's Prospectus. The Company's advertising or other marketing material also might set forth illustrations depicting examples of recommended allocations in different market conditions. It may state, for example, that when the model indicates that stocks represent a better value than bonds or money market instruments, the Asset Allocation Fund might consist of 70% stocks, 25% bonds and 5% money market instruments and that when the model indicates that bonds represent a better value than stocks or money market instruments, the balance of assets might shift to 60% bonds, 20% stocks and 20% money market instruments.

             The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer.

             The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare a Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

             From time to time, the Funds may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds. These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements." The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser.


                        DETERMINATION OF NET ASSET VALUE

             Net asset value per share for each Fund or per share for each Class of each Fund is determined by the Custodian of the Fund on each day the NYSE is open for trading.

             Securities of a Fund for which market quotations are available are valued at latest prices. Securities of a Fund for which the primary market is a national securities exchange or the National Association of Securities Dealers Automated Quotations National Market System are valued at last sale prices. In the absence of any sale of such securities on the valuation date and in the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. These prices are not necessarily final closing prices, but are intended to represent prices prevailing during the final 30 seconds of the trading day. Options listed on a national exchange are valued at the last sale price on the exchange on which they are traded at the close of the NYSE, or, in the absence of any sale on the valuation date, at latest quoted bid prices. Options not listed on a national exchange are valued at latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost. In all cases, bid prices will be furnished by a reputable independent pricing service approved by the Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Funds for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Directors and in accordance with procedures adopted by the Directors.

                             PORTFOLIO TRANSACTIONS

             The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

             Except in the case of equity securities purchased by the Growth and Income Fund, the Corporate Stock Fund and the Asset Allocation Fund, purchases and sales of securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, money market securities, ARMS and CMOs are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

             Wells Fargo Bank, as the investment adviser of each of the Funds, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for a Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Funds.


             The Growth and Income Fund, the Corporate Stock Fund and the Asset Allocation Fund. Purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or Wells Fargo Securities Inc. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. No Fund will deal with Stephens, Wells Fargo Bank or their affiliates in any transaction in which any of them acts as principal without an exemptive order from the SEC or unless an exemption is otherwise available.

             In placing orders for portfolio securities of these Funds, Wells Fargo Bank is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that Wells Fargo Bank will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While Wells Fargo Bank will generally seek reasonably competitive spreads or commissions, these Funds will not necessarily be paying the lowest spread or commission available. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Directors.

             For the fiscal year ended December 31, 1992, the Asset Allocation Fund, the Corporate Stock Fund and the Growth and Income Fund paid brokerage commissions in the amounts of $38,000, $43,000 and $114,913, respectively. For the fiscal year ended December 31, 1993, the Asset Allocation Fund, the Corporate Stock Fund and the Growth and Income Fund paid brokerage commissions in the amounts of $294,861, $30,123 and $347,779, respectively. For the fiscal year ended December 31, 1994, the Asset Allocation Fund, the Corporate Stock Fund and the Growth and Income Fund paid brokerage commissions in the amounts of $99,002, $31,896 and $407,643, respectively.

             On December 31, 1994, the following Funds owned securities of its "regular brokers or dealers" or their parents, as defined in the Act, as follows: Ginnie Mae Fund, $3,464,000 of Goldman Sachs & Co.; Growth and Income Fund, $4,397,000 of Goldman Sachs & Co.; and Variable Rate Government Fund, $229,000 of Goldman Sachs & Co.

             The higher portfolio turnover rates for the U.S. Government Allocation Fund and the Ginnie Mae Fund should not adversely affect these Funds because portfolio transactions ordinarily are made directly with principals on a net basis and, consequently, these Funds usually do not incur brokerage expenses. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.


                              FEDERAL INCOME TAXES

             The Prospectus of each Fund describes generally the tax treatment of distributions. This section of the SAI includes additional information concerning federal income taxes.

             Qualification as a regulated investment company under the Code requires, among other things, that (a) at least 90% of each Fund's annual gross income be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon; (b) each Fund derives less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (c) each Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or of two or more issuers which the taxpayer controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses. As regulated investment companies, the Funds will not be subject to federal income tax on their net investment income and net capital gains distributed to their shareholders, provided that they distribute to their stockholders at least 90% of their net investment income earned in each year.

             A 4% nondeductible excise tax will be imposed on each Fund to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. For this purpose, any income or gain retained by a Fund that is subject to income tax will be considered to have been distributed by year-end. In addition, dividends and distributions of taxable income declared payable as of a record date in October, November or December of any calendar year are deemed under the Code to have been received by the shareholders on December 31 of that calendar year if the dividend is actually paid in the following January. Such dividends will, accordingly, be subject to income tax for the year in which the record date falls. Each Fund intends to distribute substantially all of its net investment income and net capital gains and, thus, does not expect to be subject to the excise tax.

             Income and dividends received by a Fund from sources within foreign countries may be subject to withholding and other taxes (generally at rates of 10% to 40%) imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Because not more than 50% of the value of the total assets of any Fund is expected to consist of securities of foreign issuers, no Fund will be eligible to elect to "pass through" foreign tax credits to shareholders.

             Gains or losses on sales of portfolio securities by a Fund will generally be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases such as where a Fund acquires a put or writes a call thereon. Other gains or losses on the sale of securities will be short-term capital gains or losses. To the extent that a Fund recognizes long-term capital gains, such gains will be distributed at least annually. Such distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as a capital gain distribution in a written notice mailed by the Fund to shareholders not later than 60 days after the close of the Fund's taxable year. If a shareholder receives such a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gains distribution. Gain recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation.

             As of the printing of this SAI, the maximum individual marginal tax rate applicable to ordinary income is 39.60%; the maximum individual tax rate applicable to net capital gains is 28.00%; and the maximum corporate tax rate applicable to ordinary income and net capital gains is 35.00% (however, to eliminate the benefit of lower marginal income tax rates, corporations that have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of income tax of up to $100,000). Generally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

             If a shareholder exchanges or otherwise disposes of shares of a Fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the Fund, or of a different fund, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares.

             Also, any loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

             Corporate shareholders of the Growth and Income Fund, the Asset Allocation Fund and the Corporate Stock Fund may be eligible for the dividends-received deduction on the dividends (excluding the net capital gains dividends) paid by a Fund to the extent the Fund's income is derived from dividends (which, if received directly, would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the Fund shares paying the dividends upon which the deduction is based for at least 46 days. Distributions from the other Funds will not qualify for the dividends received deduction for corporate shareholders.

             If an option written by a Fund lapses or is terminated through a closing transaction, such as a repurchase by such Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a tax straddle.

             If securities are sold by a Fund pursuant to the exercise of a call option written by it, such Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, such Fund will subtract the premium received from its cost basis in the securities purchased. The requirement that the Fund derive less than 30% of its gross income from gains from the sale of securities held for less than three months may limit the Fund's ability to write options.

             The amount of any gain or loss realized by a Fund on closing out a futures contract will generally result in a realized capital gain or loss for tax purposes. Futures contracts held at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales, generally will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the marked to market rule and the "60%/40%" rule. Currency transactions may be subject to Section 988 of the Code, under which foreign currency gains or losses would generally be computed separately and treated as ordinary income or losses. The Fund will attempt to monitor
Section 988 transactions to avoid an adverse tax impact.


             If, in the opinion of the Company, ownership of its shares has or may become concentrated to an extent that could cause the Company to be deemed a personal holding company within the meaning of the Code, the Company may require the redemption of shares or reject any order for the purchase of shares in an effort to prevent such concentration.

             Foreign Shareholders. Under the Code, distributions of net investment income by a Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.


             Other Matters. Investors should be aware that the investments to be made by the Funds may involve sophisticated tax rules such as the original issue discount, marked to market and real estate mortgage investment conduit ("REMIC") rules that would result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case a Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.


                                 FUND EXPENSES

             Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of Fund shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against a Fund's assets. General expenses of the Company are allocated among all of the funds of the Company, including a Fund, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.


                                 CAPITAL STOCK

             The Company, an open-end, management investment company, was incorporated in Maryland on September 9, 1991. The authorized capital stock of the Company consists of 10,000,000,000 shares having a par value of $.001 per share. As of the date of this SAI, the Company's Board of Directors has authorized the issuance of twelve series of shares, each representing an interest in one portfolio -- the Asset Allocation Fund, the California Tax-Free Bond Fund, the California Tax-Free Income Fund, the California Tax-Free Money Market Mutual Fund, the Corporate Stock Fund, the Diversified Income Fund, the Ginnie Mae Fund, the Growth and Income Fund, the Money Market Mutual Fund, the Short-Intermediate U.S. Government Income Fund, the U.S. Government Allocation Fund and the Variable Rate Government Fund -- and the Board of Directors may, in the future, authorize the issuance of other series of capital stock representing shares of additional investment portfolios.

             Each of the Funds, other than the Corporate Stock Fund and the Variable Rate Government Fund, has two classes of shares -- Class A shares and Class B shares. With respect to matters affecting one Class but not another, shareholders vote as a Class. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it affects only one Fund, is a matter to be determined separately by Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those Series. As used in the Prospectus of each Fund and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a Class of shares of a Fund, means the vote of the lesser of (i) 67% of the shares of the Class represented at a meeting if the holders of more than 50% of the outstanding shares of the Class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Class of the Fund. As used in the Prospectus of each Fund and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.


             The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act. However, the Company has undertaken to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Director or Directors if requested in writing by the holders of at least 10% of the Company's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

             Each share of a Fund or Class represents an equal proportional interest in the Fund or Class with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

             Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

             As of April 13, 1995, no shareholders of the Variable Rate Government Fund and the Corporate Stock Fund, nor any Shareholder of the Class A Shares of the Asset Allocation Fund, Ginnie Mae Fund, Growth and Income Fund, and U.S. Government Allocation Fund, were known by the Company to own 5% or more of their respective outstanding Shares.

             As of April 13, 1995, the shareholders identified below were known by the Company to own 5% or more of the outstanding Class B Shares of the Funds in the following capacities:


                                      Name and Address                        Percentage          Capacity
Name of Fund                           of Shareholder                          of Class             Owned
------------                          ----------------                        ----------          --------
Asset Allocation Fund
Class B Shares                        Curtis O. Minor &                          9.24%            Record
                                      Dian C. Minor JTTEN
                                      5157 Leeds Street
                                      Simi Valley, CA  93063


Ginnie Mae Fund
Class B Shares                        Guadalupe V De Castelo                     11.43%           Record
                                      413 Hidden Vista Drive
                                      Chula Vista, CA  91910

                                      John A. Deluca &                            8.06%           Record
                                      Annette R. Deluca JTTEN
                                      28301 Alava
                                      Mission Viejo, CA  92692



                                      Name and Address                        Percentage          Capacity
Name of Fund                           of Shareholder                          of Class             Owned
------------                          ----------------                        ----------          --------
                                      Shannon Paul                                6.06%           Record
                                      1323 E Lomita
                                      Orange, CA  92667

                                      Malcolm Taylor                              7.30%           Record
                                      21155 Skyline Boulevard
                                      Redwood City, CA  94062


Growth and Income Fund
Class B Shares                        Hassan El Bietar                            6.91%           Record
                                      419 Bark Drive
                                      Redwood City, CA  94065


U.S. Government
Allocation Fund
Class B Shares                        Debi Corbelli                               5.79%           Record
                                      712 Park Avenue
                                      Petaluma, CA  94954

                                      Louise M. Rogers                            8.76%           Record
                                      1460 Riverpark Boulevard
                                      Napa, CA  94559

                                      Betty L. Allen TTEE                         9.29%           Record
                                      Allen Family Trust
                                      DTD 4-30-91
                                      3737 Ginger Way
                                      Oceanside, CA  92057

                                      Robert Hostetter &                          6.70%           Record
                                      Marjorie A. Hostetter TTEES
                                      The Hostetter 1994 Trust
                                      DTD 1-31-94
                                      318 S Nevada Street
                                      Oceanside, CA  92054



                                     OTHER

             The Registration Statement, including the Prospectus for each Fund, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in a Prospectus or the SAI as to the contents of any contract or other document referred to herein or in a Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. The Annual Report will be sent free of charge to any shareholder who requests the Annual Report.


                          CUSTODIANS AND TRANSFER AND
                           DIVIDEND DISBURSING AGENT

             Wells Fargo has been retained to act as Custodian for the Ginnie Mae Fund, the Variable Rate Government Fund and the Growth and Income Fund, and Wells Fargo Institutional Trust Company, N.A. ("WFITC") has been retained to act as the Custodian for the U.S. Government Allocation Fund, the Corporate Stock Fund and the Asset Allocation Fund. The Custodians, among other things, maintain a custody account or accounts in the name of each Fund; receive and deliver all assets for each Fund upon purchase and upon sale or maturity; collect and receive all income and other payments and distributions on account of the assets of each Fund and pay all expenses of each Fund. For their services as Custodian, Wells Fargo Bank and WFITC each receive an asset-based fee and transaction charge from the respective Funds.

             Wells Fargo Bank also has been retained to act as the Transfer and Dividend Disbursing Agent for the Funds, and receives for its services a base fee and per-account fees from each Fund.


                              INDEPENDENT AUDITORS

             KPMG Peat Marwick LLP has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.


                             FINANCIAL INFORMATION

             The audited financial statements and portfolio of investments contained in the Company's Annual Report for the most recent fiscal year are hereby incorporated by reference in this SAI. The Annual Report will be sent free of charge with this SAI to any shareholder who requests the SAI.

                                  SAI APPENDIX

             The following is a description of the ratings given by Moody's and S&P to corporate bonds and commercial paper.


Corporate Bonds

             Moody's: The four highest ratings for corporate bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

             S&P: The four highest ratings for corporate bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.


Corporate Commercial Paper

             Moody's: The highest rating for corporate commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.





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             S&P:  The "A-1" rating for corporate commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."





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